SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): February 12, 2014

                           NEVADA HEALTH SCAN, INC.
                           ------------------------
                 (Name of Small Business Issuer in its charter)

           Delaware                   000-54231                27-4336843
    -----------------------     --------------------      ------------------
   (State of incorporation)     (Commission File No.)      (IRS Employer
                                                          Identification No.)

                             1550 Larimer, Ste. 264
                                Denver, CO 80202
                       ----------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 209-3710

                         -----------------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

      On February 12, 2014, the Company dismissed Kenne Ruan, CPA, P.C. ("Kenne Ruan") as its independent registered public accounting firm and engaged Hartley Moore Accountancy Corporation ("HM") as its independent registered public accounting firm.

     The report of Kenne Ruan regarding the Company's financial statements for the fiscal year ended September 30, 2013 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report of Kenne Ruan for the year ended September 30, 2013 was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the year ended September 30, 2013, and during the period from September 30, 2013 through February 12, 2014, the date of dismissal, there were no disagreements with Kenne Ruan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kenne Ruan, would have caused it to make reference to such disagreement in its report.

     The Company provided Kenne Ruan with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Kenne Ruan furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Kenne Ruan will be filed as an amendment to this report.

     Prior to engaging HM, the Company did not consult with HM regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by HM on the Company's financial statements, and HM did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.  Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

16 Letter regarding change in certifying accountant. (To be filed by amendment).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 14, 2014             NEVADA HEALTH SCAN, INC.


                                    By: /s/ Jay Czarkowski
                                        ----------------------------------
                                        Jay Czarkowski, Chief Executive Officer